UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 18, 2009

Malvern Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	001-34051	38-3783478
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania		19301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

On September 18, 2009, Malvern Federal Bancorp, Inc. (the “Company”) issued a press release announcing a $0.03 per share cash dividend, payable on the shares of the Company’s common stock. The cash dividend will be payable on October 22, 2009 to shareholders of record as of the close of business on September 30, 2009.  Malvern Federal Mutual Holding Company has indicated its intention to waive receipt of the dividend.

For additional information, reference is made to the Company’s press release dated September 18, 2009, which is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is included herewith.

Exhibit Number	Description
99.1	Press release dated September 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  MALVERN FEDERAL BANCORP, INC.

Date: September 18, 2009	By:	/s/Ronald Anderson
Ronald Anderson
President and Chief Executive Officer